Exhibit 99.4

Condensed Summary of the Company’s Financial Results
as of and for the Years Ended December 31, 2004, 2003 and 2002

A comparison of the Company’s 2004 financial results to the restated 2003 and 2002 has been summarized in the table below. The information set forth in this Exhibit 99.4 is a summary only. For more detailed discussion of these and additional adjustments, please refer to the Company’s forthcoming 2004 Form 10-K.

		Restated	Restated
	As of	As of	As of
	December 31, 2004	December 31, 2003	December 31, 2002
($ in thousands)	(Unaudited)	(Unaudited)	(Unaudited)
Balance Sheet:
Current assets	$799,770	$647,160	$514,432
Property and equipment, net	159,846	180,979	171,130
Other long-term assets	846,306	714,677	678,497
Total assets	$1,805,922	$1,542,816	$1,364,059
Current liabilities	$733,056	$613,262	$530,418
Long-term liabilities	648,231	538,143	671,555
Total liabilities	1,381,287	1,151,405	1,201,973
Redeemable common and preferred stock	—	—	37,776
Stockholders’ equity	424,635	391,411	124,310
Total liabilities and stockholders’ equity	$1,805,922	$1,542,816	$1,364,059

		Restated	Restated
	For the Year Ended	For the Year Ended	For the Year Ended
	December 31, 2004	December 31, 2003	December 31, 2002
	(Unaudited)	(Unaudited)	(Unaudited)
Statements of Income:
Operating revenues	$3,475,260	$2,790,401	$2,099,235
Total direct expense	3,054,980	2,397,755	1,762,705
Gross margin	420,280	392,646	336,530
General & administrative expense	357,575	277,581	246,053
Income from continuing operations	62,705	115,065	90,477
Interest and other expense	26,604	91,395	55,847
Income before income taxes	36,101	23,670	34,630
Income taxes	12,972	7,867	(3,019)
Net income from continuing operations	23,129	15,803	37,649
Loss from discontinued operations	32,900	1,495	5,094
Net Income (loss)	$(9,771)	$14,308	$32,555
Basic earnings per share:
Net income from continuing operations	$0.32	$0.23	$0.66
Net loss from discontinued operations	$(0.45)	$(0.02)	$(0.10)
Net income (loss)	$(0.14)	$0.21	$0.56
Diluted earnings per share:
Net income from continuing operations	$0.30	$0.22	$0.66
Net loss from discontinued operations	$(0.45)	$(0.02)	$(0.10)
Net income (loss)	$(0.14)	$0.20	$0.56

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		Restated	Restated
	For the Year Ended	For the Year Ended	For the Year Ended
	December 31, 2004	December 31, 2003	December 31, 2002
	(Unaudited)	(Unaudited)	(Unaudited)
Statements of Cash Flows:
Net income (loss)	$(9,771)	$14,308	$32,555
Adjustments to reconcile net income (loss)	62,310	82,658	38,241
Change in operating assets and liabilities	101,491	(18,343)	(3,547)
Net cash provided by operating activities	154,030	78,623	67,249
Net cash used for investing activities	(149,825)	(78,178)	(137,498)
Net cash provided by financing activities	7,677	12,500	80,753
Net cash flows from continuing operations	11,882	12,945	10,504
Effects of currency translation adjustments	3,800	3,087	1,492
Cash included in assets held for sale	(1,541)	0	0
Net increase in cash and equivalents	14,141	16,032	11,996
Cash and equivalents at beginning of period	60,154	44,122	32,126
Cash and equivalents at end of period	$74,295	$60,154	$44,122

The principal impact of the restatement adjustments on the Company’s previously issued financial statements for 2003 has been summarized in the table below. The information set forth in this Exhibit 99.4 is a summary only. For more detailed discussion of these and additional adjustments, please refer to the Company’s forthcoming 2004 Form 10-K.

	As of	Restatements as of	Restated as of
	December 31, 2003	December 31, 2003	December 31, 2003
($ in thousands)		(Unaudited)	(Unaudited)
Balance Sheet:
Current assets	$661,152	$(13,992)	$647,160
Property and equipment, net	180,985	(6)	180,979
Other long-term assets	707,220	7,457	714,677
Total assets	$1,549,357	$(6,541)	$1,542,816
Current liabilities	$609,256	$4,006	$613,262
Long-term liabilities	544,753	(6,610)	538,143
Total liabilities	1,154,009	$(2,604)	1,151,405
Stockholders’ equity	395,348	(3,937)	391,411
Total liabilities and stockholders’ equity	$1,549,357	$(6,541)	$1,542,816

		Restatements	Restated
	For the Year Ended	For the Year Ended	For the Year Ended
	December 31, 2003	December 31, 2003	December 31, 2003
		(Unaudited)	(Unaudited)
Statements of Income:
Operating revenues	$1,959,447	$830,954	$2,790,401
Total direct expense	1,561,389	836,366	2,397,755
Gross margin	398,058	(5,412)	392,646
General & administrative expense	275,418	2,163	277,581
Income from continuing operations	122,640	(7,575)	115,065
Interest and other expense	91,366	29	91,395
Income before income taxes	31,274	(7,604)	23,670
Income taxes	11,355	(3,488)	7,867
Net income from continuing operations	19,919	(4,116)	15,803
Loss from discontinued operations	969	526	1,495
Net income	$18,950	$(4,642)	$14,308
Basic earnings per share:
Net income from continuing operations	$0.30	$(0.07)	$0.23
Net loss from discontinued operations	$(0.01)	$(0.01)	$(0.02)
Net income	$0.29	$(0.08)	$0.21
Diluted earnings per share:
Net income from continuing operations	$0.28	$(0.07)	$0.22
Net loss from discontinued operations	$(0.01)	$(0.01)	$(0.02)
Net income	$0.27	$(0.08)	$0.20

		Restatements	Restated
	For the Year Ended	For the Year Ended	For the Year Ended
	December 31, 2003	December 31, 2003	December 31, 2003
		(Unaudited)	(Unaudited)
Statements of Cash Flows:
Net income	$18,950	$(4,642)	$14,308
Adjustments to reconcile net income	99,724	(17,066)	82,658
Change in operating assets and liabilities	(40,013)	21,670	(18,343)
Net cash provided by operating activities	78,661	(38)	78,623
Net cash used for investing activities	(78,179)	1	(78,178)
Net cash provided by financing activities	14,016	(1,516)	12,500
Net cash flows from continuing operations	14,498	(1,553)	12,945
Effects of currency translation adjustments	3,087	0	3,087
Net increase in cash and equivalents	17,585	(1,553)	16,032
Cash and equivalents at beginning of period	45,480	(1,358)	44,122
Cash and equivalents at end of period	$63,065	$(2,911)	$60,154

The principal impact of the restatement adjustments on the Company’s previously issued financial statements for 2002 has been summarized in the table below. The information set forth in this Exhibit 99.4 is a summary only. For more detailed discussion of these and additional adjustments, please refer to the Company’s forthcoming 2004 Form 10-K.

	As of	Restatements as of	Restated as of
	December 31, 2002	December 31, 2002	December 31, 2002
($ in thousands)		(Unaudited)	(Unaudited)
Balance Sheets:
Current assets	$512,771	$1,661	$514,432
Property and equipment, net	171,257	(127)	171,130
Other long-term assets	673,507	4,990	678,497
Total assets	$1,357,535	$6,524	$1,364,059
Current liabilities	$521,247	$9,171	$530,418
Long-term liabilities	670,216	1,339	671,555
Total liabilities	1,191,463	10,510	1,201,973
Redeemable common and preferred stock	37,776	—	37,776
Stockholders’ equity	128,296	(3,986)	124,310
Total liabilities and stockholders’ equity	$1,357,535	$6,524	$1,364,059

		Restatements	Restated
	For the Year Ended	For the Year Ended	For the Year Ended
	December 31, 2002	December 31, 2002	December 31, 2002
		(Unaudited)	(Unaudited)
Statements of Income:
Operating revenues	$1,788,690	$310,545	$2,099,235
Total direct expense	1,448,586	314,119	1,762,705
Gross margin	340,104	(3,574)	336,530
General & administrative expense	245,365	688	246,053
Income from continuing operations	94,739	(4,262)	90,477
Interest and other expense	55,804	43	55,847
Income before income taxes	38,935	(4,305)	34,630
Income taxes	13,014	(16,033)	(3,019)
Net income from continuing operations	25,921	11,728	37,649
Loss from discontinued operations	5,100	(6)	5,094
Net income	$20,821	11,734	32,555
Basic earnings per share:
Net income from continuing operations	$0.43	$0.23	$0.66
Net loss from discontinued operations	$(0.10)	$0.00	$(0.10)
Net income	$0.33	$0.23	$0.56
Diluted earnings per share:
Net income from continuing operations	$0.43	$0.23	$0.66
Net loss from discontinued operations	$(0.10)	$0.00	$(0.10)
Net income	$0.33	$0.23	$0.56

		Restatements	Restated
	For the Year Ended	For the Year Ended	For the Year Ended
	December 31, 2002	December 31, 2002	December 31, 2002
		(Unaudited)	(Unaudited)
Statements of Cash Flows:
Net income	$20,821	11,734	$32,555
Adjustments to reconcile net income	52,212	(13,971)	38,241
Change in operating assets and liabilities	(5,801)	2,254	(3,547)
Net cash provided by operating activities	67,232	17	67,249
Net cash used for investing activities	(137,499)	1	(137,498)
Net cash provided by financing activities	82,136	(1,383)	80,753
Net cash flows from continuing operations	11,869	(1,365)	10,504
Effects of currency translation adjustments	1,492	—	1,492
Net increase in cash and equivalents	13,361	(1,365)	11,996
Cash and equivalents at beginning of period	32,119	7	32,126
Cash and equivalents at end of period	$45,480	$(1,358)	$44,122

SIRVA, Inc.
Trended Operating Perfomance by Segment

	First Quarter 2002	Second Quarter 2002	Third Quarter 2002	Fourth Quarter 2002	First Quarter 2003	Second Quarter 2003	Third Quarter 2003	Fourth Quarter 2003
	Restated	Restated	Restated	Restated	Restated	Restated	Restated	Restated
	($ millions)
	(Unaudited)
Global Relocation Services
Revenue	$ 1.2	$ 127.5	$ 175.8	$ 154.6	$ 161.9	$ 242.5	$ 341.2	$ 251.4
Direct Costs	0.3	119.3	162.1	142.7	152.2	228.4	318.1	238.2
Gross Margin	0.9	8.2	13.7	11.9	9.7	14.1	23.1	13.2
G&A Expense	1.2	5.7	8.8	8.9	9.4	9.8	10.9	11.4
Operating Income	$ (0.3)	$ 2.5	$ 4.9	$ 3.0	$ 0.3	$ 4.3	$ 12.2	$ 1.8
Moving Services North America
Revenue	$ 221.9	$ 309.8	$ 409.5	$ 221.2	$ 229.1	$ 311.4	$ 413.7	$ 268.2
Direct Costs	200.1	276.3	364.9	192.4	205.1	280.1	368.7	241.1
Gross Margin	21.8	33.5	44.6	28.8	24.0	31.3	45.0	27.1
G&A Expense	26.3	22.0	22.5	23.3	22.7	23.8	23.2	20.2
Operating Income	$ (4.5)	$ 11.5	$ 22.1	$ 5.5	$ 1.3	$ 7.5	$ 21.8	$ 6.9
Moving Services Europe & Asia Pacific
Revenue	$ 79.1	$ 77.3	$ 103.6	$ 90.2	$ 83.9	$ 87.0	$ 125.7	$ 104.9
Direct Costs	51.3	48.1	64.3	56.4	54.2	53.2	80.9	65.8
Gross Margin	27.8	29.2	39.3	33.8	29.7	33.8	44.8	39.1
G&A Expense	25.3	26.5	27.2	26.3	25.7	30.1	28.0	33.8
Operating Income	$ 2.5	$ 2.7	$ 12.1	$ 7.5	$ 4.0	$ 3.7	$ 16.8	$ 5.3
Network Services
Revenue	$ 25.1	$ 31.5	$ 33.5	$ 37.5	$ 36.2	$ 41.5	$ 44.0	$ 47.8
Direct Costs	15.6	21.7	23.3	23.8	23.8	26.5	30.2	30.8
Gross Margin	9.5	9.8	10.2	13.7	12.4	15.0	13.8	17.0
G&A Expense	3.8	5.9	5.4	5.8	5.0	5.9	6.3	7.2
Operating Income	$ 5.7	$ 3.9	$ 4.8	$ 7.9	$ 7.4	$ 9.1	$ 7.5	$ 9.8
Corporate
Revenue	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Direct Costs	0.0	0.1	0.1	0.1	0.1	0.1	0.1	0.1
Gross Margin	(0.0)	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)
G&A Expense	0.8	0.1	(0.1)	0.2	0.2	2.3	1.0	0.7
Operating Income	$ (0.8)	$ (0.2)	$ 0.0	$ (0.3)	$ (0.3)	$ (2.4)	$ (1.1)	$ (0.8)
SIRVA Continuing Operations
Revenue	$ 327.3	$ 546.1	$ 722.4	$ 503.5	$ 511.1	$ 682.4	$ 924.6	$ 672.4
Direct Costs	267.3	465.4	614.6	415.4	435.4	588.3	798.1	576.1
Gross Margin	60.0	80.7	107.8	88.1	75.7	94.1	126.5	96.3
G&A Expense	57.4	60.2	63.9	64.6	63.0	71.9	69.3	73.3
Operating Income	$ 2.6	$ 20.5	$ 43.9	$ 23.5	$ 12.7	$ 22.2	$ 57.2	$ 23.0

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Year Ended December 31,
	2004	2004	2004	2004	2002	2003	2004
	Restated	Restated	Restated		Restated	Restated
	($ millions)
	(Unaudited)
Global Relocation Services
Revenue	$ 236.2	$ 410.2	$ 474.3	$ 349.9	$ 459.1	$ 997.0	$ 1,470.5
Direct Costs	227.0	385.4	447.1	333.2	424.4	937.0	1,392.6
Gross Margin	9.2	24.8	27.2	16.7	34.7	60.0	77.9
G&A Expense	10.0	14.5	9.5	16.5	24.6	41.5	50.5
Operating Income	$ (0.8)	$ 10.3	$ 17.7	$ 0.2	$ 10.1	$ 18.5	$ 27.4
Moving Services North America
Revenue	$ 223.3	$ 335.4	$ 450.1	$ 302.4	$ 1,162.3	$ 1,222.4	$ 1,311.1
Direct Costs	201.3	300.3	400.9	276.3	1,033.5	1,095.0	1,178.8
Gross Margin	22.0	35.1	49.2	26.1	128.8	127.4	132.4
G&A Expense	25.0	25.4	23.1	26.2	94.2	89.8	99.7
Operating Income	$ (3.0)	$ 9.7	$ 26.1	$ (0.1)	$ 34.6	$ 37.6	$ 32.6
Moving Services Europe & Asia Pacific
Revenue	$ 110.1	$ 109.9	$ 138.9	$ 123.8	$ 350.2	$ 401.5	$ 482.8
Direct Costs	71.3	67.1	90.5	82.8	220.1	254.2	311.8
Gross Margin	38.8	42.8	48.4	41.0	130.1	147.3	171.0
G&A Expense	34.0	40.0	39.4	49.6	105.4	117.6	163.0
Operating Income	$ 4.8	$ 2.8	$ 9.0	$ (8.6)	$ 24.7	$ 29.7	$ 8.0
Network Services
Revenue	$ 44.9	$ 58.3	$ 51.1	$ 56.5	$ 127.6	$ 169.5	$ 210.8
Direct Costs	32.0	40.6	53.2	44.9	84.5	111.3	170.7
Gross Margin	12.9	17.7	(2.1)	11.6	43.1	58.2	40.1
G&A Expense	7.5	8.1	8.2	11.0	20.8	24.4	34.8
Operating Income	$ 5.4	$ 9.6	$ (10.3)	$ 0.6	$ 22.3	$ 33.8	$ 5.3
Corporate
Revenue	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Direct Costs	0.3	0.2	0.3	0.4	0.2	0.4	1.2
Gross Margin	(0.3)	(0.2)	(0.3)	(0.4)	(0.2)	(0.4)	(1.2)
G&A Expense	1.2	1.8	2.1	4.4	1.1	4.2	9.5
Operating Income	$ (1.5)	$ (2.0)	$ (2.4)	$ (4.8)	$ (1.3)	$ (4.6)	$ (10.7)
SIRVA Continuing Operations
Revenue	$ 614.5	$ 913.7	$ 1,114.4	$ 832.6	$2,099.2	$ 2,790.4	$ 3,475.3
Direct Costs	531.9	793.6	991.9	737.5	1,762.7	2,397.8	3,055.0
Gross Margin	82.6	120.1	122.5	95.1	336.5	392.6	420.3
G&A Expense	77.7	89.8	82.4	107.6	246,0	277.5	357.6
Operating Income	$ 4.9	$ 30.3	$ 40.1	$ (12.5)	$ 90.5	$ 115.1	$ 62.7

SIRVA, INC.
QUARTERLY OPERATING METRICS
Q102 - Q404

	First Quarter 2002	Second Quarter 2002	Third Quarter 2002	Fourth Quarter 2002	First Quarter 2003	Second Quarter 2003	Third Quarter 2003	Fourth Quarter 2003
	Restated	Restated	Restated	Restated	Restated	Restated	Restated	Restated
	($ in millions)
	(Unaudited)
Global Relocation Services
Operating Revenue	$1.2	$127.5	$175.8	$154.6	$161.9	$242.5	$341.2	$251.4
Selling Price of Fixed Fee Homes Sold	$—	$106.1	$143.9	$124.6	$135.2	$200.5	$285.1	$210.0
Fixed Fee Initiations	—	636	637	715	991	1,155	1,046	940
Fixed Fee Closings	—	389	540	531	506	837	1,074	776
Traditional Initiations	—	1,144	1,060	865	1,089	1,032	987	960
Traditional Closings	—	590	891	781	697	889	932	572
Moving Services North America
Moving Services
Operating Revenue	$197.4	$283.1	$382.5	$196.3	$207.4	$290.1	$393.6	$248.6
Net Revenue	$31.6	$48.4	$63.7	$38.9	$33.8	$48.2	$65.1	$40.2
Revenue per Shipment	$4,345	$4,076	$4,786	$3,727	$4,643	$4,383	$5,112	$4,787
Shipments	45,424	69,463	79,929	52,672	44,677	66,168	76,994	51,932
Special Products
Operating Revenue	$24.5	$26.7	$27.0	$24.9	$21.7	$21.3	$20.1	$19.6
Net Revenue	$5.2	$5.7	$6.3	$5.2	$5.0	$4.8	$5.1	$4.3
Moving Services Europe & Asia Pacific
Europe
Operating Revenue	$51.0	$53.5	$76.1	$65.2	$52.3	$58.5	$92.7	$72.7
Net Revenue	$41.8	$44.4	$57.8	$49.3	$42.3	$50.6	$68.2	$58.0
Asia Pacific
Operating Revenue	$28.1	$23.8	$27.5	$25.0	$31.6	$28.5	$33.0	$32.2
Net Revenue	$18.2	$17.2	$18.3	$18.1	$21.0	$20.3	$22.0	$23.8

	First	Second	Third	Fourth
	Quarter	Quarter	Quarter	Quarter	Year Ended December 31,
	2004	2004	2004	2004	2002	2003	2004
	Restated	Restated	Restated		Restated	Restated
	($ in millions)
	(Unaudited)
Global Relocation Services
Operating Revenue	$236.2	$410.2	$474.3	$349.9	$459.1	$997.0	$1,470.5
Selling Price of Fixed Fee Homes Sold	$198.1	$344.6	$399.1	$290.5	$374.6	$830.8	$1,232.3
Fixed Fee Initiations	1,400	1,652	1,385	1,271	2,614	4,132	5,708
Fixed Fee Closings	739	1,213	1,283	1,067	1,460	3,193	4,302
Traditional Initiations	1,241	1,598	1,047	985	4,101	4,068	4,871
Traditional Closings	499	867	1,175	878	2,262	3,090	3,419
Moving Services North America
Moving Services
Operating Revenue	$205.9	$317.0	$430.7	$283.7	$1,059.3	$1,139.6	$1,237.2
Net Revenue	$33.2	$53.6	$73.2	$45.8	$182.6	$187.2	$205.8
Revenue per Shipment	$4,531	$4,598	5,459	$5,146	$4,280	$4,753	$4,981
Shipments	45,445	68,934	78,879	55,122	247,488	239,771	248,380
Special Products
Operating Revenue	$17.4	$18.4	$19.4	$18.7	$103.0	$82.8	$73.9
Net Revenue	$3.8	$4.4	$5.2	$4.1	$22.3	$19.3	$17.4
Moving Services Europe & Asia Pacific
Europe
Operating Revenue	$72.3	$79.0	$101.2	$84.3	$245.8	$276.2	$337.0
Net Revenue	$56.5	$64.5	$73.0	$61.0	$193.3	$219.0	$255.0
Asia Pacific
Operating Revenue	$37.8	$30.9	$37.7	$39.5	$104.4	$125.3	$145.8
Net Revenue	$25.8	$22.5	$24.6	$27.8	$71.8	$87.2	$100.7